FUNDS FOR INSTITUTIONS SERIES
BlackRock Premier Government Institutional Fund
(the “Fund”)

Supplement dated June 16, 2016 to the
Summary Prospectus of the Fund, dated May 2, 2016

Effective as of July 1, 2016, BlackRock Advisors, LLC has contractually agreed to cap net expenses of the Fund. To achieve this expense cap, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the summary prospectus, exceed a certain limit. Additionally, effective as of September 1, 2016, the Fund is increasing its minimum initial investment amount. Accordingly, the Fund’s summary prospectus is amended as follows:

Effective as of July 1, 2016, the section of the summary prospectus entitled “Key Facts About BlackRock Premier Government Institutional Fund — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Premier Government Institutional Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee[1]	0.05%
Other Expenses	0.12%
Administration Fees	0.10%
Miscellaneous Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.17%
Fee Waivers and/or Expense Reimbursements[2]	(0.03)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.14%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Premier Government Institutional Fund and Premier Government Institutional Fund’s share of expenses of Master Premier Government Institutional Portfolio (“Premier Government Institutional Portfolio”) (formerly known as “Master Premier Institutional Portfolio”). The management fees are paid by Premier Government Institutional Portfolio.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 37, effective July 1, 2016, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.14% through August 31, 2017 and the table reflects these waivers and/or reimbursements. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of Premier Government Institutional Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Premier Government Institutional Fund	$14	$52	$93	$214

Effective as of September 1, 2016, the section of the summary prospectus entitled “Key Facts About BlackRock Premier Government Institutional Fund — Purchase and Sale of Fund Shares” is amended to delete the second paragraph of that section in its entirety and replace it with the following:

Accounts can be opened with a minimum initial investment of $10,000,000. To open an account, an FFI account application must be fully executed and supporting documentation must be provided. The minimum investment for additional purchases is generally $1,000 for all accounts except that if your account balance in the Fund has fallen below $10,000,000, subsequent purchases of shares of the Fund by you will only be accepted if, after such purchase, your balance will be at least $10,000,000. The Fund will effect orders to purchase and sell shares on every day that both the New York Stock Exchange and the Federal Reserve are open for business, and the bond markets are open for trading.

Shareholders should retain this Supplement for future reference.

SPRO-FFIS-G-0616SUP